Exhibit 10.3

FIRST AMENDMENT
TO
ASSIGNMENT AND ASSUMPTION AGREEMENT

            This First Amendment (the "Amendment") dated as of December 28, 2011 to the Assignment and Assumption Agreement (the "Initial Agreement"), which was dated as of June 28, 2011, by and among Housing Programs Limited, a California limited partnership ("Assignor"), and Gleason E. Amboy, Joel 1. Ferguson, and Sol L. Steadman (collectively referred to herein as "Assignee"); and AMG-MGT, LLC, a Michigan limited liability company (the "General Partner" and together with Assignor and Assignee, each a "Party" and, as the context requires, any two or more, collectively, "Parties"), with reference to the following:

A.              The Parties previously entered into the Initial Agreement and now wish to amend such agreement to extend the Closing Date to January 31, 2012, to allow all requisite regulatory approvals to be obtained.

B.               Now therefore, in consideration of the Parties expending time and other resources obtaining regulatory approval and in finalizing applicable documents, the Parties, intending to be legally bound, hereby agree as follows:

1.    Section 2.1 of the Initial Agreement shall be amended by replacing "December 31, 2011" in the second line with "January 31, 2012".

2.    Miscellaneous.

a.         Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile or electronic transmission), each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

            b.         No Other Amendment or Waiver. Except for the amendment set forth above, the text of the Initial Agreement shall remain unchanged and in full force and effect.

[Signatures on following page(s)]

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date set forth above.

ASSIGNOR:                                                                HOUSING PROGRAMS LIMITED,

a California limited partnership

By  National Partnership Investments Corp.,

      a California corporation,
      General Partner

 By  /s/Trent A. Johnson
      Name:  Trent A. Johnson
      Title:  Vice President

By NPIA III, a California limited partnership,
      General Partner

By National Partnership Investments Corp.,

a California corporation,

General Partner

 By  /s/Trent A. Johnson
      Name:  Trent A. Johnson
      Title:  Vice President

By Housing Programs Corporation II,

      a Delaware corporation,

      General Partner

By  /s/Trent A. Johnson
      Name:  Trent A. Johnson
      Title:  Vice President

ASSIGNEES:                                                              /s/Gleason E. Amboy
                                                                                    Gleason E. Amboy

                                                                                     /s/Sol L. Steadman
                                                                                    Sol L. Steadman

                                                                                    /s/Joel I. Ferguson
                                                                                    Joel I. Ferguson

GENERAL PARTNER:                                               AMG-MGT, LLC.,
                                                                                    a Michigan limited liability company

                                                                                     By  /s/Gleason E. Amboy
                                                                                          Name:  Gleason E. Amboy
                                                                                          Title:  Manager